EXHIBIT 99.1

DTS Reports Third Quarter 2015 Financial Results

CALABASAS, Calif., Nov. 9, 2015 (GLOBE NEWSWIRE) -- DTS, Inc. (Nasdaq:DTSI), a leader in high-definition audio solutions and audio enhancement technologies, today announced financial results for the third quarter ended September 30, 2015.

"Q3 was a challenging quarter, impacted by softening market conditions and slower than expected releases of certain partner products. Despite these short term headwinds, we are making solid progress in strengthening multiple DTS ecosystems across mobile, wireless audio, cinema and auto," said Jon Kirchner, chairman and CEO of DTS, Inc. "While we are disappointed with our financial performance, we are taking steps to strategically build a larger and stronger licensing platform. Significantly, we completed the acquisition of iBiquity, which will contribute meaningful growth in revenues, profits and cash flow in 2016 and beyond."

Financial Comparison
	Q3 2015	Q3 2014
Revenue	$30.7 million	$35.7 million
Year-to-Year Growth Rate	(14%)*

GAAP Net Income (Loss)	$(2.8) million	$3.9 million
GAAP Earnings (Loss) Per Share**	$(0.16)	$0.22

Non-GAAP Operating Margin	26.9%	27.4%
Non-GAAP Net Income	$5.7 million	$6.7 million
Non-GAAP Earnings Per Share**	$0.32	$0.39
*Excluding royalties from compliance activities, revenue in Q3 2015 was $29.6 million, a decrease of 9% compared to $32.5 million in Q3 2014
**Earnings per diluted share net of tax

Other GAAP Results
	Q3 2015	Amount Per Diluted Share*
Stock-Based Compensation	$3.0 million	$0.12
Amortization of Intangibles	$2.7 million	$0.10
*Amount per diluted share net of 30% tax rate

DTS closed the quarter with cash and investments totaling $95.6 million dollars.

The GAAP and non-GAAP reconciling items for the quarters ended September 30, 2015 and 2014 can be found in the "Non-GAAP Financial Metrics" schedule attached to this press release and on the investor relations portion of the Company's website at www.dts.com.

Business Outlook

With the addition of iBiquity, the Company's preliminary 2016 outlook for revenue is in the range of $180 million to $190 million, with non-GAAP operating margin in the low-to-mid 30s, and non-GAAP diluted EPS in the range of $2.15 to $2.30. This outlook reflects the Company's ability to drive meaningful cost efficiencies, resulting in EBITDA north of $60 million. On a GAAP basis, preliminary estimates are for 2016 operating margins in the range of 10% to 15%, and diluted EPS of $0.75 to $0.90.

For 2015, the Company is revising its full year revenue outlook to the range of $130 million to $135 million. The Company now expects non-GAAP diluted EPS in the range of $1.00 to $1.10. The Company also expects non-GAAP operating margins in the low 20s. On a GAAP basis, the Company expects a number of acquisition, integration and restructuring related charges which will impact near- term profitability, some of which are currently under evaluation. Excluding the portion of such charges under evaluation, the Company currently expects operating margins in the range of (6)% to (2)% and loss per share in the range of $0.25 to $0.20.

This outlook is based on a number of assumptions that the Company believes are reasonable at the time of this press release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in the Company's filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Information

Included within this press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP by excluding charges and the related estimated income tax effects for stock-based compensation, the amortization of intangible assets, acquisition and integration related expenses, and realignment costs. Over the past several years, the Company's GAAP tax rate has varied substantially. As a result of the completion of an international restructuring in 2014, management believes the most appropriate measure for its estimated annual effective tax rate is approximately 30%. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate DTS' financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for or superior to corresponding, similarly captioned, GAAP measures.

Conference Call Information for November 9, 2015

DTS will host a conference call and live webcast at 1:30 p.m. Pacific Time to discuss the third quarter ended September 30, 2015 results. To access the conference call, dial 1-888-523-1225 or 1-719-457-2628 (outside the U.S. and Canada). A live webcast of the call will be available from the Investor Relations section of the Company's corporate website at www.dts.com and via replay beginning two hours after the completion of the call. An audio replay of the call will also be available to investors beginning at 4:30 p.m. Pacific Time, November 9, 2015 through 11:59 p.m. Pacific Time, November 16, 2015, by dialing 1-888-203-1112 or 1-719-457-0820 (outside the U.S. and Canada) and entering pass code 1150454.

About DTS, Inc.

Since 1993, DTS, Inc. (Nasdaq:DTSI) has been dedicated to making the world sound better. Through its pioneering audio solutions for mobile devices, home theater systems, cinemas and beyond, DTS provides incredibly high-quality, immersive and engaging audio experiences to listeners everywhere. DTS technology is integrated in more than two billion devices globally, and the world's leading video and music streaming services are increasingly choosing DTS to deliver premium sound to their listeners' network-connected devices. For more information, please visit www.dts.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "intends," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions, financial or operating performance, or future effective tax rates, including statements regarding overall profitability in 2015; any statements regarding anticipated growth in the network-connected markets and in the Blu-ray, automotive and home AV markets; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the Company's ability to penetrate the on-line and mobile content delivery market and adapt DTS' technologies for that market, the continued decline in optical disc-based product sales, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company's inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio, success of the Company's research and development efforts, risks related to integrating acquisitions, greater than expected costs, the departure of key employees, negative trends in the general economy, continued weakness in the global financial markets and decreases in consumer confidence, a loss of one or more key customers or licensees, changes in domestic and international market and political conditions, unanticipated changes in tax provisions and other risks and uncertainties more fully described in DTS' public filings with the Securities and Exchange Commission, including DTS' most recent Forms 10-K and 10-Q, available at www.sec.gov. Readers are urged not to place undue reliance on these forward looking statements, which speak only as of the date of this press release. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

DTS-I

DTS, INC.

CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)

	As of	As of
	September 30,	December 31,
	2015	2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 72,297	$ 99,435
Short-term investments	23,264	--
Accounts receivable, net	12,851	12,364
Deferred income taxes	12,767	12,095
Prepaid expenses and other current assets	4,410	5,892
Income taxes receivable	2,028	3,925
Total current assets	127,617	133,711
Property and equipment, net	27,178	27,089
Intangible assets, net	41,899	48,543
Goodwill	50,356	50,356
Deferred income taxes	29,822	26,176
Other long-term assets	3,419	2,395
Total assets	$ 280,291	$ 288,270

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 5,848	$ 4,492
Accrued expenses	13,633	16,761
Deferred revenue	7,996	10,827
Income taxes payable	1,670	294
Current portion of long-term debt	8,750	5,000
Total current liabilities	37,897	37,374
Long-term debt	16,250	20,000
Other long-term liabilities	11,345	11,993

Stockholders' equity:
Preferred stock	--	--
Common stock	3	3
Additional paid-in capital	255,554	241,053
Treasury stock, at cost	(111,331)	(92,184)
Accumulated other comprehensive income	811	808
Retained earnings	69,762	69,223
Total stockholders' equity	214,799	218,903
Total liabilities and stockholders' equity	$ 280,291	$ 288,270

DTS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)

Revenue	$ 30,673	$ 35,676	$ 99,036	$ 108,700
Cost of revenue	2,702	3,302	8,229	8,093
Gross profit	27,971	32,374	90,807	100,607
Operating expenses:
Selling, general and administrative	21,348	18,712	59,317	60,013
Research and development	9,320	9,092	28,559	27,098
Change in fair value of contingent consideration	(400)	200	(400)	300
Total operating expenses	30,268	28,004	87,476	87,411
Operating income (loss)	(2,297)	4,370	3,331	13,196
Interest and other expense, net	(173)	(149)	(792)	(132)
Income (loss) before income taxes	(2,470)	4,221	2,539	13,064
Provision (benefit) for income taxes	332	352	2,000	(12,131)
Net income (loss)	$ (2,802)	$ 3,869	$ 539	$ 25,195

Net income (loss) per common share:
Basic	$ (0.16)	$ 0.23	$ 0.03	$ 1.47
Diluted	$ (0.16)	$ 0.22	$ 0.03	$ 1.45

Weighted average shares outstanding:
Basic	17,255	17,126	17,431	17,149
Diluted	17,255	17,418	18,167	17,392

DTS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	For the Nine Months Ended
	September 30,
	2015	2014
	(Unaudited)
Cash flows from operating activities:
Net income	$ 539	$ 25,195
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,838	10,826
Stock-based compensation charges	8,678	8,062
Deferred income taxes	(5,310)	(19,189)
Tax shortfalls from stock-based awards	--	(654)
Excess tax benefits from stock-based awards	(914)	(20)
Change in fair value of contingent consideration	(400)	300
Other	353	(122)
Changes in operating assets and liabilities, net of business acquisitions:
Accounts receivable	(669)	(8,544)
Prepaid expenses and other assets	881	1,469
Accounts payable, accrued expenses and other liabilities	(1,884)	3,321
Deferred revenue	(2,831)	2,140
Income taxes receivable/payable	4,758	2,993
Net cash provided by operating activities	14,039	25,777
Cash flows from investing activities:
Purchases of available-for-sale investments	(34,666)	--
Maturities of available-for-sale investments	8,800	--
Sales of available-for-sale investments	2,502	--
Cash paid for business acquisitions	--	(3,200)
Sale of other assets	--	725
Purchases of property and equipment	(2,525)	(1,242)
Purchases of intangible assets	(1,853)	(575)
Other investing activities	(300)	--
Net cash used in investing activities	(28,042)	(4,292)
Cash flows from financing activities:
Proceeds from long-term borrowings	--	30,000
Repayment of long-term borrowings	--	(30,000)
Proceeds from the issuance of common stock under stock-based compensation plans	7,962	2,245
Cash paid for shares withheld for taxes	(2,864)	(765)
Excess tax benefits from stock-based awards	914	20
Purchases of treasury stock	(19,147)	(7,495)
Net cash used in financing activities	(13,135)	(5,995)
Net change in cash and cash equivalents	(27,138)	15,490
Cash and cash equivalents, beginning of period	99,435	66,025
Cash and cash equivalents, end of period	$ 72,297	$ 81,515

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP financial metrics reconciled to non-GAAP financial metrics included in this release.

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Cost of revenue:
GAAP cost of revenue	$ 2,702	$ 3,302	$ 8,229	$ 8,093
Amortization of intangible assets	2,392	2,200	7,146	6,497
Non-GAAP cost of revenue	$ 310	$ 1,102	$ 1,083	$ 1,596

Selling, general and administrative:
GAAP selling, general and administrative	$ 21,348	$ 18,712	$ 59,317	$ 60,013
Amortization of intangible assets	266	134	792	776
Stock-based compensation	2,268	1,987	6,395	6,040
Acquisition and integration related costs*	4,130	185	4,130	185
Realignment costs	--	--	--	785
Non-GAAP selling, general and administrative	$ 14,684	$ 16,406	$ 48,000	$ 52,227

Research and development:
GAAP research and development	$ 9,320	$ 9,092	$ 28,559	$ 27,098
Stock-based compensation	770	678	2,283	2,022
Acquisition and integration related costs*	1,125	8	1,125	8
Realignment costs	--	--	--	333
Non-GAAP research and development	$ 7,425	$ 8,406	$ 25,151	$ 24,735

Operating income:
GAAP operating income (loss)	$ (2,297)	$ 4,370	$ 3,331	$ 13,196
Amortization of intangible assets	2,658	2,334	7,938	7,273
Stock-based compensation	3,038	2,665	8,678	8,062
Acquisition and integration related costs*	5,255	193	5,255	193
Change in fair value of contingent consideration	(400)	200	(400)	300
Realignment costs	--	--	--	1,118
Non-GAAP operating income	$ 8,254	$ 9,762	$ 24,802	$ 30,142
Non-GAAP operating income as a % of revenue	27%	27%	25%	28%

Net income:
GAAP net income (loss)	$ (2,802)	$ 3,869	$ 539	$ 25,195
Amortization of intangible assets	2,658	2,334	7,938	7,273
Stock-based compensation	3,038	2,665	8,678	8,062
Acquisition and integration related costs*	5,255	193	5,255	193
Change in fair value of contingent consideration	(400)	200	(400)	300
Realignment costs	--	--	--	1,118
Adjustment for income taxes	(2,092)	(2,532)	(5,203)	(21,134)
Non-GAAP net income	$ 5,657	$ 6,729	$ 16,807	$ 21,007

Non-GAAP diluted income per common share	$ 0.32	$ 0.39	$ 0.93	$ 1.21

Non-GAAP weighted average diluted shares outstanding	17,855	17,418	18,167	17,392

* On October 1, 2015, DTS completed its acquisition of iBiquity Digital Corporation
On August 14, 2014, DTS completed its acquisition of Manzanita Systems, Inc.

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2015 GAAP guidance reconciled to non-GAAP financial targets.

	Fiscal Year 2015
	Low	High

Operating income as a % of revenue:

GAAP operating income (loss) as a % of revenue	(6)%	(2)%
Amortization of intangible assets	10%	10%
Stock-based compensation	9%	9%
Acquisition and integration related costs	7%	7%
Non-GAAP operating income as a % of revenue	20%	24%

Net income per diluted share:

GAAP net income (loss) per diluted share	$ (0.25)	$ (0.20)
Amortization of intangible assets	0.70	0.74
Stock-based compensation	0.68	0.68
Change in fair value of contingent consideration	(0.02)	(0.02)
Acquisition and integration related costs	0.54	0.56
Adjustment for income taxes	(0.65)	(0.66)
Non-GAAP net income per diluted share	$ 1.00	$ 1.10

Weighted average shares used to compute non-GAAP net income per diluted share (millions)	18.0	18.0

Note: Acquisition and integration related costs for 2015 are still under evaluation and are subject to change.

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2016 GAAP guidance reconciled to non-GAAP financial targets.

	Fiscal Year 2016
	Low	High

Operating income as a % of revenue:

GAAP operating income as a % of revenue	10%	15%
Amortization of intangible assets	12%	13%
Stock-based compensation	8%	8%
Non-GAAP operating income as a % of revenue	30%	36%

Net income per diluted share:

GAAP net income per diluted share	$ 0.75	$ 0.90
Amortization of intangible assets	1.28	1.28
Stock-based compensation	0.75	0.75
Adjustment for income taxes	(0.63)	(0.63)
Non-GAAP net income per diluted share	$ 2.15	$ 2.30

Weighted average shares used to compute non-GAAP net income per diluted share (millions)	18.4	18.4

Note: The 2016 guidance excludes the impact of acquisition and integration related costs, as such amounts are currently under evaluation.
CONTACT: Investor Contact

         DTS, Inc.
         Geri Weinfeld
         Director, Investor Relations
         geri.weinfeld@dts.com
         (818) 436-1231